National Financial Partners Sandler O’Neill Financial Services Conference June 8, 2006

Related to Forward-Looking Statements Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Cash earnings, Cash earnings per diluted share, acquisitions or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements. These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements. The Company refers you to its filings with the SEC, including its most recent registration statement on Form S-1 and Annual Report on Form 10-K for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements. Forward-looking statements made during this presentation speak only as of today's date. The Company expressly disclaims any obligation to update or revise any forward-looking statements. 2

Related to NON-GAAP FINANCIAL INFORMATION The historical and forward-looking financial information in this presentation includes performance measures called Cash earnings and Cash earnings per diluted share (“Cash EPS”), both of which are based on methodologies other than Generally Accepted Accounting Principles (“GAAP”). Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash EPS is calculated by dividing Cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. National Financial Partners Corp. (“NFP” or the “Company”) uses these measures in analyzing its performance; it believes these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that is not otherwise apparent under GAAP. Cash earnings and Cash EPS should not be viewed as substitutes for GAAP net income and GAAP net income per share, respectively. Reconciliations of Cash earnings to GAAP net income and Cash EPS to GAAP net income per share, the most directly comparable GAAP measures, are included on the following page within this presentation as well as in NFP’s Quarterly Financial Supplements available on the Company’s Web site at www.nfp.com. 3

Reconciliation net income to cash earnings (dollars in thousands, except per share data) Q1 2006 Q1 2005 2005 2004 2003 2002 2001 GAAP Net income (loss) $9,459 $5,829$ 56,182  $ 40,142               $ 23,501             $ 11,593$ (5,742) Amortization of intangibles 6,705 5,398 23,709 19,550 16,461 13,321 15,476 Depreciation 2,121 1,666 7,815 6,658

4,748 3,106 2,836 Impairment of goodwill and intangible assets 2,425 1,540 8,057 4,791 9,932 1,822 4,394 Cash earnings $20,710 $14,433 $ 95,763 $ 71,141 $ 54,642 $ 29,842 $ 16,964 GAAP net income (loss) per diluted share $ 0.24 $ 0.16 $ 1.48 $ 1.10 $ 0.74 $ 0.40 $ (0.24) Amortization of intangibles 0.17 0.14 0.62 0.53 0.52 0.47 0.64 Depreciation 0.05 0.04 0.21 0.18 0.15 0.11 0.12 Impairment of goodwill and intangible assets 0.06 0.04 0.21 0.13 0.31 0.06 0.18 Cash EPS $ 0.52 $ 0.39 $ 2.52 $ 1.94 $ 1.72 $ 1.04 $ 0.70 Note: The sum of the per-share components of Cash EPS may not agree to Cash EPS due to rounding. 4

Background premier distribution company Independent distribution with an open architecture structure A focus on providing best-of-class financial services product to clients

A national network of over 165 owned and over 210 affiliated firms A proven acquisition model for successful independent financial services distributors A platform for growth built on product breadth and expertise 5 NFP owned firm NFP affiliated firm

Agenda & Overview Accomplishments Positive earnings growth Organic growth and successful acquisition strategy Who we are A national independent financial services distribution company A leading independent channel for the life insurance industry How we build our company A proven and unique acquisition model The value-add of NFP’s resources and network of firms 6

Strong Financial Results Cash Earnings Growth Solid organic growth and continued acquisitions drive earnings growth

(In Millions $100 $80 $60 $40 $20 $0 $17.0 $29.8 $54.6 $71.1 $95.8 CAGR=54% Growth=44% $17.0 $29.8 $54.6 $71.1 $95.8 $14.4 $20.7 2001 2002 2003 2004 2005 Q1 2005 Q1 2006 CAGR= Compound annual growth rate 7

Acquisition strategy overview Due Diligence Exhaustive due diligence process Perpetuity Management agreement becomes a potential future asset and a tool for succession and includes strict non-compete and non-solicit requirements Alignment Principals are shareholders Incentive Ongoing incentive bonuses reward growth of over 10% 8

Acquisition strategy a core competency estimated 4,000 potential acquisition targets Database of 800 firms with estimated financials

A dedicated team – 7 M&A professionals, in-house legal support Strict acquisition criteria, including a sustainable earnings record and in-depth due diligence A focus on potential niche opportunities Probability of a potential target becoming a completed transaction often increases over time Deals not meeting NFP criteria are eliminated during initial due diligence 9

Successful Acquisition program base earnings acquired $30.0 $25.0 $20.0 $15.0 $10.0 $5.0 $0.0 $21.3 $16.4 $11.6 $14.2 $17.3 $26.3 $13.0

1999 2000 2001 2002 2003 2004 2005 YTD 2006 Strong Track Record In six of seven years of operating history, met or exceeded acquisition budget of $13-$15 million in base earnings Capital flexibility allows NFP to be opportunistic Large universe of potential future acquisitions Notes: Reflects gross base earnings acquired for each period and does not reflect restructures and/or dispositions 10.

Successful acquisition strategy Brokerage platforms Strategic acquisitions that add to NFP’s value proposition A source of product expertise open to all NFP firms Sub-acquisitions Maximize management expertise at firm level Enhance return on capital Diversify product offering and client service at the firm level Represents a broader range of target firms including exiters 11

NFP Model Unique Acquisition Model Principals Earn Management fees NFP acquires 100% of operating Co. Principals are independent contractors management contract provides for: Operating Company Principals’ ability to manage day to day operations of NFP’s subsidiary Share financially in growth of business Access to best practices and resources of the NFP system Non-compete/non-solicit covenants a transferable asset a subsidiary of NFP Large Company resources combined with an entrepreneurial spirit 12

NFP Model Transaction Example Philosophy Transaction Example Typical Economics Transaction structure generates strong free cash flow and is EPS accretive Exhaustive business & legal due diligence Target the highest quality distributors Acquired earnings typically calculated using recurring revenue Economic alignment and ongoing growth rewards Entrepreneur “sells” 50% of free cash flow (“Base”)  NFP pays approximately 5.0-6.0x Base NFP retains preferred position in earnings and full upside participation Ongoing management contract creates value for entrepreneur Total revenue $3,000,000 Operating expenses $(1,500,000)Earnings before owners compensation (Target) $1,500,000 Percent of earnings capitalized 50% Amount capitalized (Base) $750,000 Initial acquisition multiple 5.0x

Initial purchase price for 50% of economics $3,750,000 13

NFP Model Typical Initial Earnout Principals are paid a multiple of base earnings in accordance with the 3-year average growth rate of target earnings Multiple of Base earnings 0.00x 1.00x 2.00x 3.00x 4.00x 5.00x 0.50x 1.25x 2.50x 3.00x 3.75x 5.00x 0%-10% 10%-15% 15%-20% 20%-25% 25%-30% 30%-35% >35% 3-year avg. growth rate over initial target If an earnout is achieved, an incentive target for the subsequent 3-year period under an ongoing incentive plan is the average earnings of the firm during the initial earnout period 14

NFP Model Incentives: Ongoing plan The ongoing incentive plan pays an increasing proportion of NFP’s share of earnings based on growth above an incentive target 0% 10% 20% 30% 40% 50% 0%-10% 10%-15% 15%-20% 20%-25% 25%-30% 30%-35% >35% 3-year avg. growth rate of incentive target 6% 5% 23% 29% 35% 40% 46% 5% 20% 25% 30% 35% 40% Bonus Additional Cash for Stock Election Note: For incentive periods beginning on or after 1/1/05, a minimum of 30% of the bonus is awarded in stock. For every dollar of stock awarded, the Principal receives $0.50, which is the additional cash for stock election. The above graph assumes that the minimum stock amount is elected. 15

THE FUTURE OF NFP CURRENT DIVERSIFICATION Life Insurance & Wealth Transfer: Fixed & Variable Life Fixed & Variable Annuities Disability & LTC Life Settlement Corporate & Executive Benefits: Group Medical Group Life, Disability, Dental, LTC Retirement Services

Voluntary Benefits Executive Benefits Property & Casualty Fee-Based Planning & Investment Advisory: Fee-Only Planning Services Asset Management Programs Diversified Investments Pie chart represents percentage of Q1 06 business of acquired firms and excludes NFP’s Austin-based distribution utilities. 24% 9% 67% 16

The Future of NFP Diversification: Progress Nine of thirteen acquisitions in 2006 to date have been in the corporate and executive benefits sector Largest acquisition to date (Highland) is a regional wholesaler Principals continually pursuing cross selling and marketing opportunities Acquisition pipeline is healthy

17

Strong Financial Results Same Store Revenue Growth Same store revenue growth highlights the organic growth of firms that are owned for at least one year Recent growth has benefited from strong premium financed life insurance sales 0% 5% 10% 15% 20% 25% 30% 4.8% 13.5% 16.2% 22.4% 7.2% 26.3% 2002 2003 2004 2005 Q1 05 Q1 06 18

NFP Model Client Focused Structure NFP Corporate, NFPSI & NFPISI Best Practices of NFP System Access to Carriers Cross-Selling Opportunities Financial Incentives NFP Firms Provide best-of-class Financial Services Products to the Ultimate Client High Net Worth Individuals & Growing

Entrepreneurial Companies 19

NFP Model Broad Distribution reach channels acquired firms PartnersFinancial Membership High Cap Producer Group Brokerage/Platforms Retail Benefits Partners Alliances Resources Life Insurance Life Brokerage Advisory & Investment Services Executive & Corporate Benefits Broker-Dealer 20

NFP Model Open Architectural access: scale 21

Strong financial results revenue growth a combination of strong organic growth from NFP’s existing firms and the continued acquisition of high-performing firms (In Millions) $0 $200 $400 $600 $800 $1,000 CAGR= 44% Growth= 48% $100.1 100% $199.0 34% 66% $268.2 17% 83% $348.2 13% 87% $639.5 14% 86% $891.4 14% 86% $160.6 92% $238.3 83% 1999 2000 2001 2002 2003 2004 2005 Q1 05 Q1 06 Revenue from newly acquired firms Revenue from existing firms 22

Strong financial results Commissions and Fees Expense % Commissions and Fees Expense as a percentage of revenue (As % of Revenue) 0% 10% 20% 30% 40%

2001 25.2% 2002 26.4% 2003 24% 2004 25.6% 2005 27.8% Q1 2005 29.1% Q1 2006 33.8% 23

Strong financial results Operating Expense Operating Expense as a Percentage of Revenue (As % of Revenue) 0% 10% 20% 30% 40% 2001 33.3% 2002 33.1% 2003 32.4% 2004 29.7% 2005 29.2% Q1 2005 34.6% Q1 2006 31.1% 24

Strong financial results Management Fee Percentage Management Fees as a percentage of total gross margin before management fees 2001 2002 2003 2004 2005 Q1 2005 Q1 2006 45.4% 47.6% 3.2% 50.8% 49.2% 3.6% 54.4% 1.6% 42.3% 4.3% 46.6% 45.8% 6.0% 51.8%

0% 20% 40% 60% Management Fee Incentive Accrual Change in Calculation Strong organic growth has increased management fees due to higher incentive plan payouts. 25

Strong Financial Results Gross Margin Growth Gross Margin After Management Fees ($’s in Millions) $0 $50 $100 $150 $200 2001 2002 2003 2004 2005 Q1 2005 Q1 2006

CAGR=30% $61.5 $75.4 $108.1 $140.4 $175.1 $31.2 $40.2 26

CORPORATE EXPENSE LEVERAGE OPPORTUNITY Ratio of corporate general & administrative expenses (G&A) to revenue continues to decline

12% 10% 8% 6% 4% 2% 0% 11.7% 7.8% 5.9% 5.7% 5.5% 0.4% 4.6% 4.2% 7.2% 0.6% 1.2% 5.4% 5.2% 0.6% 0.2% 4.4% 2000 2001 2002 2003 2004 2005 Q1 2005 Q1 2006

G&A Independent Review Stock Based Comp. 27

THE FUTURE OF NFP FOUNDATION FOR FUTURE Strong, focused, execution-oriented management team Scale, Scale, Scale Growth markets / growth incentives / growth platform Shareholder protection

Diversification Priority position in firm earnings Proven history / positive outlook 20% EPS GROWTH OBJECTIVE 28

National Financial Partners